EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SS.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned,  Daniel G. Hayes,  Chief Executive  Officer of Alliance Towers,
Inc.,  a Florida  corporation  (the  "Company"),  does  hereby  certify,  to his knowledge, that:

The Quarterly  Report on Form 10-QSB for the quarter ended March 31, 2005 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: May 20, 2005

                                  By: /s/ Daniel G. Hayes
                                      ------------------------------------------
                                       Name: Daniel G. Hayes
                                       Title: Chief Executive Officer